Exhibit 32.1

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of IMEDIA INTERNATIONAL INC (the Company), does hereby certify, to such officer's knowledge, that:

    . The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

    . information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



June 7, 2005
                                   /s/ David MacEachern
                                   ------------------------
                                   David MacEachern
                                   Chief Executive Officer



June 7, 2005
                                   /s/ Franklin Unruh
                                   -------------------------
                                   Franklin Unruh
                                   Chief Financial Officer